UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Soliciting Material Pursuant to §240.14a-12
 TRI-CONTINENTAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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c/o Board Services Corporation
901 Marquette Avenue South, Suite 2810
Minneapolis, Minnesota 55402
Toll-Free Telephone (800) 221-2450

Notice of Annual Meeting of Stockholders
to be held on April 8, 2010

To the Stockholders:

The 80th Annual Meeting of Stockholders (the “Meeting”) of Tri-Continental Corporation, a Maryland corporation (the “Corporation”), will be held at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, on April 8, 2010, at 2 p.m., local time, for the following purposes:

(1)	To elect five Directors, one of which to hold office until the 2012 Annual Meeting of Stockholders and four of which to hold office until the 2013 Annual Meeting of Stockholders and all until their successors are elected and qualify;

(2)	To consider a proposal to ratify the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof;

all as more fully set forth in the Proxy Statement accompanying this Notice. You will need proof of record ownership of the Corporation’s stock to enter the Meeting or, if your shares are held in street name, a proxy from the record holder.

The close of business on February 12, 2010 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote by promptly signing, dating and returning the enclosed Proxy Card, or by authorizing your proxy by telephone or the Internet as described in the enclosed Proxy Card. In addition, you may be able to authorize your proxy by telephone through the Corporation’s proxy solicitor.

If you have any questions or need additional information, please contact Georgeson Inc., the Corporation’s proxy solicitors, at 199 Water Street, New York, New York 10038, or by telephone at 1-888-219-8293.

By order of the Board of Directors,

Scott R. Plummer
Secretary

Dated: Minneapolis, MN, February 12, 2010

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN.

You may authorize your proxy by telephone, the Internet, or by completing, dating and signing the enclosed Proxy Card, and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in authorizing your proxy promptly by telephone, the Internet, or by mailing the enclosed Proxy Card promptly.

February 12, 2010

c/o Board Services Corporation, Suite 2810
901 Marquette Avenue South
Minneapolis, Minnesota 55402

PROXY STATEMENT

Annual Meeting of Stockholders to be held on April 8, 2010

This Proxy Statement is furnished to you in connection with the solicitation of Proxies by Tri-Continental Corporation, a Maryland corporation (“Tri-Continental” or the “Corporation”), to be used at the 80th Annual Meeting of Stockholders (the “Meeting”) to be held at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, on April 8, 2010, at 2 p.m., local time. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about February 18, 2010.

If you properly authorize your proxy by the Internet or telephonically or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast (i) FOR the election of the five Directors named in Proposal 1, and (ii) FOR the ratification of the selection of an independent registered public accounting firm for the Corporation (Proposal 2). Your votes will be cast in the discretion of the Proxy holders on any other matter that may properly have come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received. If you execute, date and submit a proxy card that is received by the Corporation prior to the Meeting, you may revoke that proxy or change it by written notice to the Corporation (Attention: Secretary), by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Attending the Meeting will not automatically revoke your prior proxy.

The close of business on February 12, 2010 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. On that date, the Corporation had outstanding

752,740 shares of $2.50 cumulative preferred stock (the “Preferred Stock”), each share being entitled to two votes, and 68,757,635 shares of common stock, par value $0.50 (the “Common Stock”), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the election of each nominee for Director (Proposal 1), abstentions and broker non-votes, if any, with respect to a Director will have the same effect as a vote against that Director. For purposes of the vote on ratification of the selection of an independent registered public accounting firm (Proposal 2), abstentions and broker non-votes, if any, will have no effect on the result of the votes.

The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of any Board proposal (including the election of each of the Board’s nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the chairman of the Meeting may adjourn the Meeting with no notice other than an announcement at the Meeting and further solicitation may be made with respect to such Board proposal. If a vote to adjourn the Meeting with respect to one or more of the Board’s proposals is called, the votes of Stockholders indicating a vote for, or not providing instructions with respect to, a Board proposal in their Proxies will be cast for adjournment with respect to that proposal and votes of Stockholders indicating a vote against such a Board proposal will be cast against adjournment with respect to that proposal.

RiverSource Investments, LLC (“RiverSource Investments” or the “Manager”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), is the investment manager of the Corporation (effective as of November 7, 2008, in connection with RiverSource Investments’ acquisition of J. & W. Seligman & Co. Incorporated (“Seligman”)). Ameriprise Financial serves as administrative services agent to the Corporation and provides or compensates others to provide administrative services to the Corporation and the other funds in the RiverSource Family of Funds. RiverSource Investments and Ameriprise Financial are located at 734 and 1099, respectively, Ameriprise Financial Center, Minneapolis, Minnesota 55474.

RiverSource Service Corporation (“RSC”) serves as the Corporation’s stockholder servicing agent. RSC is an affiliate of RiverSource Investments. The principal address of RSC is 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request by calling 1-800-221-2450.

If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation will deliver promptly upon written or oral request to RSC at 600 Sable Oaks-Drive, South Portland, Maine 04106 or the telephone number provided in the preceding paragraph, a separate copy of the Proxy Statement for a separate account. If you are currently receiving multiple copies of the Proxy Statement and wish, in the future, to receive only one copy for all accounts maintained by members of your household, please contact the Corporation at 1-800-221-2450. If you maintain your Corporation account through a financial intermediary and wish to make a change to the number of Proxy Statements received by you and members of your household, you must contact that financial intermediary.

Election of Directors
(Proposal 1)

The Corporation’s stockholders elect members of the Corporation’s Board of Directors (the “Board”) that oversee the Corporation’s operations. The Board is presently comprised of twelve Directors. Under the current Board policy, members generally serve until the end of the Board meeting following the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board. The Board is divided into three classes, each of which currently consists of four Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires in each year.

At the Meeting, five Directors are to be elected. Ms. Anne P. Jones and Messrs. Arne H. Carlson, John F. Maher and Leroy C. Richie, each of whose current term will expire at the 2010 Meeting, and Mr. William F. Truscott, whose current term was to expire at the 2012 Annual Meeting, have been unanimously recommended by the Board Governance Committee of the Board for election to the class whose term will expire, except for Ms. Jones, in 2013, and 2012 for Ms. Jones, and when their successors are elected and qualify.

Because it is expected that Ms. Jones, Mr. Carlson and Mr. Jeffrey Laikind (a Director who is not standing for re-election at the 2010 Meeting) will retire from the Corporation’s Board in November 2010, the Board has set Ms. Jones’ term to expire at the 2012 Annual Meeting and Mr. Truscott is standing for election at the 2010 Meeting (having last been elected at the 2009 Annual Meeting) so that each class of Directors will consist of one-third of the entire Board following such retirements if all nominees are elected by stockholders (i.e., three classes consisting of three Directors). Although it is expected that Ms. Jones and Mr. Carlson will be retiring in November 2010, the Board Governance Committee and the Board determined to nominate them for re-election (albeit for what is expected to be a shortened term) because their extensive experience and qualifications are expected to continue to benefit the Board through the date of their retirement. The Board Governance Committee, which, as described below, recommends to the Board the size, structure and composition of the Board, will evaluate whether to fill vacancies caused by the retirement of Ms. Jones and Mr. Carlson, as well as that of Mr. Laikind. Ms. Jones and Messrs. Carlson, Maher, Richie and Truscott have been nominated by the Board for election by the holders of the Common Stock and Preferred Stock, voting together as a single class.

It is the intention of the persons named in the accompanying form of Proxy to nominate and to cast your votes for the election of each of Ms. Jones and Messrs. Carlson, Maher, Richie and Truscott. Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, votes will be cast for the persons the Board Governance Committee and the Board of Directors recommend.

Background information regarding Ms. Jones and Messrs. Carlson, Maher, Richie and Truscott, as well as the other Directors of the Corporation, follows. Each member oversees 132 portfolios in the RiverSource Family of Funds managed by RiverSource Investments, including the Corporation.

Term of
Office if
Elected and
	Length of		Present or Past
	Time Served	Principal Occupation(s)	(within past 5 years) Other	Committee
Name, Address, Age	for Corporation	During Past 5 Years	Directorships	Memberships

Independent Director Nominees

Arne H. Carlson 901 Marquette Ave. South Minneapolis, MN 55402 Age 75	2010-2013; Board member since November 7, 2008	Chair, RiverSource Family of Funds, 1999- 2006; former Governor of Minnesota	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Anne P. Jones 901 Marquette Ave. South Minneapolis, MN 55402 Age 75	2010-2012 Board member since November 7, 2008	Attorney and Consultant	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Executive, Investment Review, Audit

John F. Maher 901 Marquette Ave. South Minneapolis, MN 55402 Age 66	2010-2013; Board member since 2006	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	Other funds in the RiverSource Family of Funds	Distribution, Investment Review, Audit

Leroy C. Richie 901 Marquette Ave. South Minneapolis, MN 55402 Age 68	2010-2013; Board member since 2000	Counsel, Lewis & Munday, P.C. (law firm) since 1987; and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); and, OGE Energy Corp. (energy and energy services); other funds in the RiverSource Family of Funds	Contracts, Distribution, Investment Review

Term of
Office if
Elected and
	Length of		Present or Past
	Time Served	Principal Occupation(s)	(within past 5 years) Other	Committee
Name, Address, Age	for Corporation	During Past 5 Years	Directorships	Memberships

Interested Director Nominee*

William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 49	2010-2013; Board member and Vice President since November 7, 2008	President — U.S. Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. since 2005; President, Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC since 2001; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008; and Senior Vice President — Chief Investment Officer, Ameriprise Financial, Inc., 2001-2005	Other funds in the RiverSource Family of Funds	None

*	Interested person by reason of being an officer, director, security holder and employee of RiverSource Investments or Ameriprise Financial.

Other Directors

The other Directors of the Corporation who are not standing for election in 2010 are:

Term of
Office and
	Length of		Present or Past
	Time Served	Principal Occupation(s)	(within past 5 years) Other	Committee
Name, Address, Age	for Corporation	During Past 5 Years	Directorships	Memberships

Independent Directors

Kathleen Blatz 901 Marquette Ave. South Minneapolis, MN 55402 Age 55	2009-2012; Board member since November 7, 2008	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Investment Review, Audit

Pamela G. Carlton 901 Marquette Ave. South Minneapolis, MN 55402 Age 55	2009-2012; Board member since November 7, 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	Other funds in the RiverSource Family of Funds	Distribution, Investment Review, Audit

Term of
Office and
	Length of		Present or Past
	Time Served	Principal Occupation(s)	(within past 5 years) Other	Committee
Name, Address, Age	for Corporation	During Past 5 Years	Directorships	Memberships

Patricia M. Flynn 901 Marquette Ave. South Minneapolis, MN 55402 Age 59	2008-2011; Board member since November 7, 2008	Trustee Professor of Economics and Management, Bentley University; Former Dean, McCallum Graduate School of Business, Bentley University	Other funds in the RiverSource Family of Funds	Board Governance, Contracts, Investment Review

Jeffrey Laikind, CFA 901 Marquette Ave. South Minneapolis, MN 55402 Age 74	2008-2011; Board member since November 7, 2008	Former Managing Director, Shikiar Asset Management	American Progressive Insurance; other funds in the RiverSource Family of Funds	Distribution, Executive, Investment Review, Audit

Stephen R. Lewis, Jr. 901 Marquette Ave. South Minneapolis, MN 55402 Age 72	2008-2011; Board member and Chair of Board since November 7, 2008	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems); other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Catherine James Paglia 901 Marquette Ave. South Minneapolis, MN 55402 Age 57	2008-2011; Board member since November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive Investment Review

Alison Taunton-Rigby 901 Marquette Ave. South Minneapolis, MN 55402 Age 65	2009-2012; Board member since November 7, 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Forester Biotech	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs); other funds in the RiverSource Family of Funds	Contracts, Distribution, Executive, Investment Review

Beneficial Ownership of Shares of the Corporation and RiverSource Family of Funds

As at December 31, 2009, each Director (and Nominee) beneficially owned shares of the Corporation and the other investment companies in the RiverSource Family of Funds as follows:

Aggregate Dollar Range of Equity Securities Owned
by Director or Nominee of All Funds
	Dollar Range of Equity Securities	Overseen or to be Overseen by Director
	Stock Owned by Director	or Nominee of RiverSource Family
Name of Director/Nominee	or Nominee of the Corporation	of Funds

Independent Directors/Nominees
Kathleen Blatz	$1-$10,000	Over $100,000
Arne H. Carlson	$1-$10,000	Over $100,000
Pamela G. Carlton	$1-$10,000	$50,001-$100,000
Patricia M. Flynn	$10,001-$50,000	Over $100,000
Anne P. Jones	$1-$10,000	Over $100,000
Jeffrey Laikind	$1-$10,000	Over $100,000
Stephen R. Lewis, Jr.	$1-$10,000	Over $100,000
John F. Maher	$50,001-$100,000	Over $100,000
Catherine James Paglia	$1-$10,000	Over $100,000
Leroy C. Richie	Over $100,000	Over $100,000
Alison Taunton-Rigby	$1-$10,000	Over $100,000
Interested Director Nominee
William F. Truscott	$1-$10,000	Over $100,000

As of December 31, 2009, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corporation’s Common Stock and less than 1% of the Corporation’s Preferred Stock.

Board Committees

The Board is chaired by an independent Director who has significant additional responsibilities compared to the other board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on Corporation-related matters with the Corporation’s Chief Compliance Officer, counsel to the Independent Directors, and representatives of the Corporation’s service providers and overseeing Board Services Corporation. The Board initially approved the Corporation’s investment management services agreement (the “Management Agreement”) and other contracts with the Manager and its affiliates, and other service providers. The Management Agreement was also approved by Stockholders at a special meeting held on October 7, 2008. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and stockholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually the Board evaluates the services received under the contracts by reviewing, among other things, reports covering investment performance, stockholder services, and the Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Board also oversees the Corporation’s risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

The Board of Directors met 5 times during the year ended December 31, 2009. The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Directors who are not “interested persons” of the Corporation as that term is defined in the 1940 Act (i.e., they are independent directors). The table above providing biographical and other information about each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chairman of the Board, acts as a point of contact between the independent Directors and the Manager between Board meetings in respect of general matters.

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Chairman of the Board in relation to furthering the interests of the Corporation and other funds in the RiverSource Family of Funds and their shareholders on external matters. The committee, which operates pursuant to a written charter, also reviews candidates for Board membership, including candidates recommended by stockholders. This committee met 5 times during the year ended December 31, 2009.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the anniversary of the proxy statement for the previous year’s annual meeting of Stockholders. The committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at an annual meeting of Stockholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews. Stockholders who wish to submit a candidate for nomination directly to the Corporation’s stockholders must follow the procedures described in the Corporation’s Bylaws, as posted to the website www.tricontinental.com.

The committee will consider and evaluate candidates submitted by the nominating stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Corporation; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Director. Further, in considering nominations, the Committee takes into account how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

With respect to the directorship of Mr. Truscott, who is not an Independent Director, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Directors’ increased access to information regarding the investment manager, which is the Corporations’s most significant service provider.

Compliance Committee. This committee supports the Corporation’s maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Corporation or its key service providers; developing and implementing, in coordination with the Corporation’s Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Corporation’s CCO to meet with independent Board members on a regular basis to discuss compliance matters. This committee met 5 times during the year ended December 31, 2009.

Contracts Committee. This committee reviews and oversees the key contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Corporation. It also advises the Board regarding actions taken on these contracts during the annual review process. This committee met 6 times during the year ended December 31, 2009.

Distribution Committee. This committee reviews and supports product development, marketing, sales activity and practices related to the Corporation, and reports to the Board as appropriate. This committee met 4 times during the year ended December 31, 2009.

Executive Committee. This committee acts for the Board between meetings of the Board. This committee met twice during the year ended December 31, 2009.

Investment Review Committee. This committee reviews and oversees the management of the Corporation’s assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. This committee met 6 times during the year ended December 31, 2009.

Audit Committee. This committee oversees the accounting and financial reporting processes of the Corporation and internal controls over financial reporting and oversees the quality and integrity of the Corporation’s financial statements and independent audits as well as the Corporation’s compliance with legal and regulatory requirements relating to the Corporation’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Corporation’s independent registered public accounting firm (i.e., independent auditors) and reviews and evaluates the qualifications, independence and performance of such firm. The committee oversees the Corporation’s risks by, among other things, meeting with the Corporation’s internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Corporation’s Disclosure Controls and Procedures. This Committee acts as a liason between the independent auditors and the full Board of Directors and must prepare an audit committee report. This committee operates pursuant to a written charter, a copy of which is available at the Corporation’s website, www.tricontinental.com. The members of this committee are “independent” as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved by the Board on February 18, 2009, is attached to this Proxy Statement as Appendix 1. This committee met 6 times during the year ended December 31, 2009.

Procedures for Communications to the Board of Directors

The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder must send written communications to Board Services Corporation, 901 Marquette Avenue South, Minneapolis, Minnesota 55402, addressed to the

Board of Directors of Tri-Continental Corporation or the individual Director. All Stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director.

Executive Officers of the Corporation

Information with respect to Executive Officers, other than Mr. Truscott who is a Vice President, is as follows:

Office, Term of Office and
Name, Address, Age	Length of Time Served*	Principal Occupation During Past Five Years

Patrick T. Bannigan 172 Ameriprise Financial Center, Minneapolis, MN 55474 Age 44	President since November 7, 2008	Director and Senior Vice President — Asset Management, Products and Marketing, RiverSource Investments, LLC and; Director and Vice President — Asset Management, Products and Marketing, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008; Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004
Michelle M. Keeley 172 Ameriprise Financial Center, Minneapolis, MN 55474 Age 45	Vice President since November 7, 2008	Executive Vice President — Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC since 2006; Vice President — Investments, Ameriprise Certificate Company since 2003; Senior Vice President — Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006
Amy K. Johnson 172 Ameriprise Financial Center, Minneapolis, MN 55474 Age 44	Vice President since November 7, 2008	Vice President — Asset Management and Trust Company Services, RiverSource Investments, LLC since 2006; Vice President — Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development -- Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Office, Term of Office and
Name, Address, Age	Length of Time Served*	Principal Occupation During Past Five Years

Scott R. Plummer 172 Ameriprise Financial Center, Minneapolis, MN 55474 Age 50	Vice President, General Counsel and Secretary since November 7, 2008	Vice President and Chief Counsel — Asset Management, Ameriprise Financial, Inc. since 2005; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC since 2006; Chief Counsel, RiverSource Fund Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Vice President — Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004
Jeffrey P. Fox 105 Ameriprise Financial Center Minneapolis, MN 55474 Age 54	Treasurer since June 11, 2009	Vice President -- Investment Accounting, Ameriprise Financial, Inc. since 2002; Chief Financial Officer, RiverSource Distributors, Inc. since 2006 and RiverSource Fund Distributors, Inc. since 2008
Eleanor T.M. Hoagland 100 Park Avenue, New York, NY 10017 Age 58	Chief Compliance Officer since 2004	Chief Compliance Officer, RiverSource Investments, LLC, Ameriprise Certificate Company and RiverSource Service Corporation since 2009; Chief Compliance Officer for each of the Seligman funds since 2004 and all funds in the RiverSource Family of Funds, since 2009; Managing Director, J. & W. Seligman & Co. Incorporated, and Vice-President for each of the Seligman funds, 2004-2008
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Money Laundering Prevention Officer and Identity Theft Prevention Officer since November 7, 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2004; Compliance Director, Ameriprise Financial, Inc., 2004-2008.

*	All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

Remuneration of Directors and Officers

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chairman of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chairman, the independent Board members take into account, among other things, the Chairman’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Corporation’s CCO, counsel to the independent Board members, and the Corporation’s service providers) which result in a significantly greater time commitment required of the Chairman. The Chairman’s compensation, therefore, has generally been set at a level between 2 and 3 times the level of compensation paid to other independent Board members.

The independent Board members are paid an annual retainer of $125,000. Committee and sub-committee chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. The Board’s Chairman will receive total annual cash compensation of $430,000. The fees payable to the Chairman as well as the other fees described above that are payable to the other independent directors are the aggregate director/trustee fees paid by all of the funds (other than any fund of funds) in the RiverSource Family of Funds, including the Corporation. These fees are accrued monthly based upon the relative net assets of these funds.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if it had been invested in shares of one or more of the funds in the RiverSource Family of Funds, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on the Corporation’s assets and liabilities.

Total Directors’ fees paid by the Corporation to the current independent Directors for the year ended December 31, 2009 were as follows:

Number of		Aggregate Direct
Independent Directors	Capacity in which Remuneration was Received	Remuneration

11	Directors and Members of Committees and Sub-Committees	$25,424

In addition, the attendance, retainer, committee and/or sub-committee fees paid to a Director from the Corporation and from all funds in the RiverSource Family of Funds (in their capacity as director/trustee of such funds) during the year ended December 31, 2009 was as follows:

			Total Compensation
	Aggregate	Pension or Retirement	From Corporation and
	Compensation	Benefits Accrued as	RiverSource Family of
Name	From Corporation	Part of Corporation Expenses	Funds*

Kathleen Blatz	$2,123	-0-	$172,500
Arne H. Carlson	2,183	-0-	177,500
Pamela G. Carlton**	1,967	-0-	160,000
Patricia M. Flynn**	2,027	-0-	165,000
Anne P. Jones	2,123	-0-	172,500
Jeffrey Laikind	1,967	-0-	160,000
Stephen R. Lewis, Jr.**	4,890	-0-	400,000
John F. Maher**	1,907	-0-	155,000
Catherine James Paglia	2,183	-0-	177,500
Leroy C. Richie	2,027	-0-	165,000
Alison Taunton-Rigby	2,027	-0-	165,000

*	For the year ended December 31, 2009, there were 132 portfolios in the RiverSource Family of Funds, including the Corporation.

**	Ms. Carlton, Ms. Flynn, Mr. Lewis and Mr. Maher elected to defer a portion of the total compensation payable during the period in the amount of $64,000, $49,500, $60,000 and $155,000, respectively.

No compensation is paid by the Corporation or other funds in the RiverSource Family of Funds to Directors or officers of the Corporation or other funds in the RiverSource Family of Funds, as applicable, who are employees or officers of the Manager or its affiliates.

The Corporation’s Bylaws require each Director to be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast in the election of a Director.

Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Election of Each of the Nominees to Serve as Director of the Corporation.

Ratification of Selection of Independent Registered Public Accounting Firm
(Proposal 2)

On January 14, 2010, the Audit Committee of the Board of Directors recommended, and the Board of Directors, including a majority of those members who are not “interested persons” of the Corporation (as defined in the 1940 Act), approved Ernst & Young LLP as the independent registered public accounting firm to serve as auditors for the Corporation for 2010. Ernst & Young LLP began service as the Corporation’s independent registered public accounting firm effective March 18, 2009. Prior to March 11, 2009 the Corporation’s independent registered public accounting firm was Deloitte & Touche LLP.

The firm of Ernst & Young LLP has extensive experience in investment company accounting and auditing. Ernst & Young LLP has served as the independent registered public accounting firm for the funds in the RiverSource Family of Funds since July 2007. In connection with the acquisition of Seligman, and the Corporation becoming part of the RiverSource Family of Funds, the Audit Committee and Board determined that it would be in the best interest of the Corporation if one independent registered public accounting firm were to perform audit services for all funds in the RiverSource Family of Funds. Ernst & Young LLP was chosen due to the fact that the firm is familiar with RiverSource Investments and with the management and operations of the funds advised by RiverSource Investments.

The report of Deloitte & Touche LLP on the Corporation’s financial statements as of and for the fiscal year ended December 31, 2008 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Corporation’s fiscal year ended December 31, 2008 and the subsequent interim period preceding the appointment of Ernst & Young LLP, (a) there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their report on the Corporation’s financial statements and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. The Corporation furnished a copy of the above disclosure to Deloitte & Touche LLP.

During the Corporation’s fiscal year ended December 31, 2008 and the subsequent interim period preceding Ernst & Young LLP’s appointment, neither the Corporation nor anyone on behalf of the Corporation consulted with Ernst & Young LLP on any matter regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the

Corporation’s financial statements, and neither a written report was provided to the Corporation nor oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Neither the Corporation’s Charter nor the Corporation’s Bylaws require that the Stockholders ratify the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm. The Board of Directors is submitting this matter to the Stockholders as a matter of good corporate practice. If the Stockholders do not ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain Ernst & Young LLP, but may retain such independent registered public accounting firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may change the selection at any time during the year if they determine that such change would be in the best interests of the Corporation. It is intended that the persons named in the accompanying form of proxy will vote FOR the ratification of the selection of Ernst & Young LLP. A representative of Ernst & Young LLP will be in attendance at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

Ernst & Young LLP, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to the Audit Committee that they are independent accountants with respect to the Corporation.

Ernst & Young LLP has audited the annual financial statements of the Corporation and provided tax and other non-audit services to the Corporation. Ernst & Young LLP has also rendered audit/non-audit services to the Manager, and other entities controlling, controlled by, or under common control with RiverSource Investments (together, the “Affiliated Service Providers”).

In making its recommendation, the Audit Committee considered whether the provision by Ernst & Young LLP to the Corporation of non-audit services or of professional services to the Affiliated Service Providers is compatible with maintaining the accountants’ independence and has discussed the accountants’ independence with them.

Principal Accountant Fees and Services

Aggregate fees billed to the Corporation for professional services provided to the Corporation for 2009 by Ernst & Young LLP and for 2008 by Deloitte & Touche LLP were as follows:

	2009	2008

AUDIT FEES*	$61,625	$71,280
AUDIT-RELATED FEES*	32,792	30,000
TAX FEES*	4,048	2,750
ALL OTHER FEES*	—	—

*	100% of the services performed during 2009 and 2008 were pre-approved by the audit committee.

Audit fees include amounts related to the audit of the Corporation’s annual financial statements and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit-related fees are fees for additional audit-related services rendered related to the semi-annual financial statement review, the transfer agent Rule 17Ad-13 review, the Corporation’s representations to the NYSE relating to internal controls over transfer agency and registrar functions, and other consultation and services required to complete the audit for the Corporation. Tax fees include amounts related to tax compliance services rendered for the Corporation. “All Other Fees” include additional professional services rendered for the Corporation.

Aggregate fees billed for non-audit services provided to the Corporation and for non-audit services provided to the Affiliated Service Providers that provide ongoing services to the Corporation, where the engagement related directly to the operations and financial reporting of the Corporation, for 2009 by Ernst & Young, LLP and for 2008 by Deloitte & Touche LLP, were $835,526 and $135,580 for 2009 and 2008, respectively, all of which were pre-approved by the Ameriprise Financial Audit Committee and/or the Corporation’s Audit Committee. The difference in fees is related to Ernst & Young LLP providing services to Affiliated Service Providers within Ameriprise Financial that were not part of the organizational structure at Seligman in 2008.

The Audit Committee is required to preapprove audit and non-audit services performed for the Corporation by Ernst & Young LLP. The Audit Committee also is required to preapprove certain non-audit services performed for RiverSource Investments or any entity controlling, controlled by, or under common control with the RiverSource Investments that provide services directly related to the operations and financial reporting of the Corporation. The Audit Committee has generally delegated pre-approval authority to Ms. Anne P. Jones, the Chair of the Audit Committee. Ms. Jones will report any preapproval decisions to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of de minimis amount is not required.

The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of Ernst & Young LLP as independent registered public accounting firm for the Corporation.

Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Ratification of the Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for the Corporation.

Other Matters

The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote in accordance with their discretion on such matters.

Notice is hereby given that, under the Securities Exchange Act’s stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the Proxy solicitation material for the next Annual Meeting must be received by the Corporation no later than October 15, 2010. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than September 21, 2010 and no later than 5:00 P.M., Eastern time, October 15, 2010, to be eligible for presentation at the 2011 Annual Meeting. The Corporation’s current Bylaws require that certain information must be provided by the Stockholder to the Corporation when notice of a nominee or proposal is submitted to the Corporation.

Expenses

The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or via facsimile, telephone or the Internet by Directors, officers and employees of the Corporation, the Manager, RiverSource Fund Distributors, Inc. and RSC, and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Georgeson Inc., 199 Water Street, New York, NY 10038 to assist in soliciting proxies for a fee of $10,000, plus expenses.
By order of the Board of Directors,

Scott R. Plummer
Secretary

It is important that your shares be voted promptly. All Stockholders, including those who expect to attend the Meeting, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need to present proof of record ownership of Tri-Continental Corporation stock or, if your shares are held in street name, a proxy from the record holder.

APPENDIX 1

TRI-CONTINENTAL CORPORATION
(the “Fund”)

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a written charter that was last amended by the Fund’s Board of Directors (“Board”) on February 18, 2009. The purposes of the Audit Committee are 1) (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) to oversee or, assist Board oversight of, the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) to oversee or, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve the engagement of the Fund’s independent auditors and to review and evaluate the qualifications, independence and performance of the independent auditors; and (v) to act as liaison between the independent auditors and the full Board; and 2) to prepare this report. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditors to the Manager and to any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Fund is compatible with maintaining the auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding independence, and has discussed with the auditors the auditors’ independence.

The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended that the Board approve the inclusion of the audited financial statements of the Fund in the Fund’s annual report to Stockholders for the most recent fiscal period.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Kathleen Blatz
Pamela G. Carlton
Anne P. Jones
Jeffrey Laikind
John F. Maher

As approved on February 18, 2009

Managed by
RiverSource Investments, LLC,
a wholly owned subsidiary of
Ameriprise Financial, Inc.

Notice of Annual Meeting
of Stockholders
and
Proxy Statement

Time April 8, 2010
     2 p.m.

The Marquette Hotel
710 Marquette Avenue
Minneapolis, MN 55402

Please authorize your proxy by telephone, by the Internet, or by mailing the enclosed Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card in
the envelope provided as soon as possible.

TO SUBMIT A PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY	TRI-CONTINENTAL CORPORATION c/o Board Services Corporation, Suite 2810 901 Marquette Avenue South, Minneapolis, Minnesota 55402	COMMON STOCK

The undersigned stockholder of TRI-CONTINENTAL CORPORATION, a Maryland corporation (the “Corporation”), hereby appoints STEPHEN R. LEWIS, JR., SCOTT R. PLUMMER and PAUL B. GOUCHER (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation, and any adjournments and postponements thereof (the “Meeting”), to be held at 2 P.M., local time, on April 8, 2010, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference, and revokes any proxies heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors (Proposal 1) and FOR the ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the Corporation (Proposal 2). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

(Continued and to be signed on the reverse side)

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES
TO CAST YOUR VOTES

TELEPHONE	INTERNET	MAIL

This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-866-849-9667, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your instruction card ready, then follow the prerecorded instructions. Your instructions will be confirmed and votes cast as you direct. This method is available until 11:59 pm, Eastern Daylight Time on April 7, 2010.

This method may also be available by telephone through the Corporation’s proxy solicitor.
	Visit the Internet website at https://www.proxyvotenow.com/ty. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. This method is available until 11:59 pm, Eastern Daylight Time on April 7, 2010.	Simply complete, sign and date your proxy card and return it in the postage-paid envelope. If you are using telephone or the Internet, please do not mail your proxy card.

COMPANY NUMBER		CONTROL NUMBER

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees (Proposal 1) and FOR the ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the Corporation (Proposal 2), each as more fully described in the accompanying Proxy Statement.

Your Board
		Recommends		FOR all
1.	To elect five Directors.	FOR	WITHHOLD	nominees
		all nominees	all nominees	except
		☐	☐	☐

NOMINEES: Anne P. Jones, Arne H. Carlson, John F. Maher, Leroy C. Richie and William F. Truscott

Instruction:  To withhold authority to vote for one or more individual nominees, mark “FOR all nominees except” and write the name(s) of such person(s) below:

Your Board
Recommends
2.	To ratify the selection of Ernst & Young LLP as the	FOR	AGAINST	ABSTAIN
	Corporation’s independent registered public accounting firm.	☐	☐	☐
3.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY
Please sign exactly as your name(s) appear(s) on this Proxy, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED:               , 2010

Signature

Additional Signature (if held jointly)

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card in
the envelope provided as soon as possible.

TO SUBMIT A PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY	TRI-CONTINENTAL CORPORATION c/o Board Services Corporation, Suite 2810 901 Marquette Avenue South, Minneapolis, Minnesota 55402	PREFERRED STOCK

The undersigned stockholder of TRI-CONTINENTAL CORPORATION, a Maryland corporation (the “Corporation”) hereby appoints STEPHEN R. LEWIS, JR., SCOTT R. PLUMMER and PAUL B. GOUCHER (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation, and any adjournments and postponements thereof (the “Meeting”), to be held at 2 P.M., local time, on April 8, 2010, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference, and revokes any proxies heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors (Proposal 1) and FOR the ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the Corporation (Proposal 2). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

(Continued and to be signed on the reverse side)

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES
TO CAST YOUR VOTES

TELEPHONE	INTERNET	MAIL

This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-866-849-9667, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your instruction card ready, then follow the prerecorded instructions. Your instructions will be confirmed and votes cast as you direct. This method is available until 11:59 pm, Eastern Daylight Time on April 7, 2010.

This method may also be available by telephone through the Corporation’s proxy solicitor.
	Visit the Internet website at https://www.proxyvotenow.com/ty. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. This method is available until 11:59 pm, Eastern Daylight Time on April 7, 2010.	Simply complete, sign and date your proxy card and return it in the postage-paid envelope. If you are using telephone or the Internet, please do not mail your proxy card.

COMPANY NUMBER		CONTROL NUMBER

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees (Proposal 1) and FOR the ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the Corporation (Proposal 2), each as more fully described in the accompanying Proxy Statement.

Your Board
		Recommends		FOR all
1.	To elect five Directors.	FOR	WITHHOLD	nominees
		all nominees	all nominees	except
		☐	☐	☐

NOMINEES: Ms. Anne P. Jones, Arne H. Carlson, John F. Maher, Leroy C. Richie and William F. Truscott

Instruction: To withhold authority to vote for one or more individual nominees, mark “FOR all nominees except” and write the name(s) of such person(s) below:

Your Board
Recommends
2.	To ratify the selection of Ernst & Young LLP as the	FOR	AGAINST	ABSTAIN
	Corporation’s independent registered public account-ing firm.	☐	☐	☐

3.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY
Please sign exactly as your name(s) appear(s) on this Proxy and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED:               , 2010

Signature

Additional Signature (if held jointly)